INTEREST EXPENSES, NET (Details)	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
INTEREST EXPENSES, NET
Interest expenses	¥ 605,882,474		¥ 429,347,128	¥ 321,477,539
Less: Interest Capitalization	(43,841,311)		(51,243,764)	(17,662,780)
Less: Interest income	(170,984,099)		(83,461,323)	(58,810,161)
Amortisation of bond issuance costs	525,000		1,050,000	525,000
Total	¥ 391,582,064	$ 56,247,244	¥ 295,692,041	¥ 245,529,598